UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2009

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2009, Beacon Power Corporation issued a press release announcing its financial results for the quarter and nine month period ended September 30, 2009.  Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01  Other Events.

As previously disclosed, Beacon Power Corporation (the “Company”) has entered into a Common Stock Purchase Agreement dated as of February 19, 2009 between the Company and Seaside 88, LP and a first amendment to such agreement dated as of June 19, 2009 (as so amended, the “Agreement”).  Under the Agreement, the Company is required to issue and Seaside to buy 1,500,000 shares of the Company’s common stock twice each month at closings on the 5th day and 20th day of each month during the term of the Agreement (or if that day is not a business day, then on the next business day) at a purchase price equal to 86% of the volume weighted average trading price of the Company’s common stock over the ten trading day period immediately preceding each closing, but in no event below $0.20 per share, and in each case subject to the terms and conditions of the Agreement.

Pursuant to the Agreement, the Company will issue, and Seaside will purchase, 1,500,000 shares of common stock on November 5, 2009 at a price per share of $0.57620, for gross proceeds of $864,300.  The price per share is equal to the daily volume weighted average trading price for the ten consecutive trading days immediately preceding the closing date, multiplied by 86%.  In addition, the Company will pay Seaside $9,000 in non-accountable expenses.  This represents the fourteenth closing under the Agreement.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

5.1                                 Opinion of Edwards Angell Palmer & Dodge LLP

23.2                           Consent of Edwards Angell Palmer & Dodge LLP (contained in Exhibit 5.1)

99.1         Press release of Beacon Power Corporation dated November 4, 2009 reporting Beacon’s financial results for the quarter and nine month period ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: November 5, 2009	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.2	Consent of Edwards Angell Palmer & Dodge LLP (contained in Exhibit 5.1)

99.1	Press release of Beacon Power Corporation dated November 4, 2009 reporting Beacon’s financial results for the quarter and nine month period ended September 30, 2009.